EXHIBIT 10.2

Blake Furlow

2110 N Westgate Dr

Boise, ID 83704

December 31, 2017

Creative Learning Corporation

701 Market Street, Suite 113

St. Augustine, FL 32095

Re:       Standby Letter of Credit

Dear Sir or Madam:

If requested by Creative Learning Corporation (the “Company”), in writing, I agree to enter into a Letter of Credit within ten (10) Business Days of receipt of such notice, subject to the satisfaction of the Funding Conditions (as defined below). The Letter of Credit will be for $50,000, at market rates and terms. My obligation to provide a Letter of Credit is subject to (a) the execution and delivery of Definitive Documentation, which shall (i) include terms and conditions reasonably satisfactory to me and (ii) contain customary representations, warranties, covenants and indemnities (the “Definitive Documentation”) and (b) the Company reimbursing me for all of my documented out-of-pocket legal and other expenses incurred in connection with the preparation, negotiation and documentation of the Definitive Documentation and all transactions contemplated thereby, up to a maximum of $2,500 (with additional fees and expenses, if any, subject to the prior approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned (collectively the “Funding Conditions”).

In connection with providing the Letter of Credit, the Company will issue a warrant equal to two (2%) percent of the total commitment at an exercise price of the last closing price of the Company’s common stock, at the date above expiring five (5) years from the issuance of such warrant. The shares underlying the warrant shall be registered in the Company’s next registration statement.

/s/ Blake Furlow

Blake Furlow

AGREED AND ACCEPTED

CREATIVE LEARNING CORPORATION

/s/ Christian Miller
Christian Miller, COO

720 Advisors, LLC

720 Fifth Avenue, 10th Floor

New York, NY 10019

December 29, 2017

Creative Learning Corporation
701 Market Street, Suite 113
St. Augustine, FL 32095

Re:	Standby Letter of Credit

Dear Sir or Madam:

If requested by Creative Learning Corporation (the “Company”), in writing, I agree to enter into a Letter of Credit within ten (10) Business Days of receipt of such notice, subject to the satisfaction of the Funding Conditions (as defined below). The Letter of Credit will be for $50,000, at market rates and terms. My obligation to provide a Letter of Credit is subject to (a) the execution and delivery of Definitive Documentation, which shall (i) include terms and conditions reasonably satisfactory to me and (ii) contain customary representations, warranties, covenants and indemnities (the “Definitive Documentation”) and (b) the Company reimbursing me for all of my documented out-of-pocket legal and other expenses incurred in connection with the preparation, negotiation and documentation of the Definitive Documentation and all transactions contemplated thereby, up to a maximum of $2,500 (with additional fees and expenses, if any, subject to the prior approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned (collectively the “Funding Conditions”).

In connection with providing the Letter of Credit, the Company will issue a warrant equal to two (2%) percent of the total commitment at an exercise price of the last closing price of the Company’s common stock, at the date above expiring five (5) years from the issuance of such warrant. The shares underlying the warrant shall be registered in the Company’s next registration statement.

720 ADVISORS, LLC

Gary Herman, Member

AGREED AND ACCEPTED

CREATIVE LEARNING CORPORATION

/s/ Christian Miller
Christian Miller, COO